                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 7, 2000
                                                   --------------


                       InKine Pharmaceutical Company, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

New York                                   0-24972                   13-3754005
------------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission File Number)       (I.R.S. Employer
of Incorporation)                                                Identification No.)

1720 Walton Road, Suite 200, Blue Bell, Pennsylvania                     19422
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:  (610) 260-9350
                                                     --------------

Item 8.  Change in Fiscal Year

         Attached hereto as Exhibit 99.1 is a press release issued by InKine Pharmaceutical Company, Inc. (the "Company") on August 9, 2000 announcing the change of its fiscal year-end from June 30 to a calendar year-end of December
31. The Company's quarterly reporting periods will end on March 31, June 30 and September 30. The Company will file a Transition Report on Form 10-K for the interim period (July 1, 2000 through December 31, 2000). In addition, the Company will file a Quarterly Report on Form 10-Q for the three month period ending September 30, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INKINE PHARMACEUTICAL COMPANY, INC.



                           By: /s/ Robert F. Apple
                               -------------------------------------------------
                               Robert F. Apple
                               Senior Vice President and Chief Financial Officer

Dated: August 11, 2000

                                  EXHIBIT INDEX


Exhibit No.       Title
-----------       -----
99.1              Press Release, dated August 9, 2000.